UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2022

LiveWire Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41511	87-4730333
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 West Juneau Avenue Milwaukee, WI		53208
(Address of principal executive offices)		(Zip Code)

(650) 447-8424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LVWR	New York Stock Exchange
Warrants to purchase common stock	LVWR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Amendment No. 2”) amends Item 9.01 of the Current Report on Form 8-K filed by LiveWire Group, Inc. (the “Company”) on September 30, 2022, as amended by the Amendment No. 1 on Form 8-K/A filed on September 30, 2022 (collectively, the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination. This Amendment No. 2 amends the historical financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (a) the unaudited interim combined financial statements of LiveWire EV, LLC., (“Legacy LiveWire”), as of September 25, 2022 and for the three and nine months ended September 25, 2022 and September 26, 2021, and (b) the unaudited pro forma condensed combined financial information of ABIC and Legacy LiveWire as of and for the nine months ended September 25, 2022 and for the year ended December 31, 2021. This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited combined financial statements of Legacy LiveWire as of and for the years ended December 31, 2021 and 2020, and the related combined statements of operations and comprehensive loss, changes in equity and cash flows for each of the three years in the period ended December 31, 2021 are incorporated herein by reference from the Original Report. The unaudited interim combined financial statements of Legacy LiveWire as of and for the periods ended June 26, 2022 and June 27, 2021 are incorporated herein by reference from the Original Report.

The unaudited interim combined financial statements of Legacy LiveWire as of September 25, 2022 and for the periods ended September 25, 2022 and September 26, 2021 are filed as Exhibit 99.5 and incorporated herein by reference.

Also included herewith as Exhibit 99.6 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy LiveWire for the three and nine months ended September 25, 2022.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of ABIC and Legacy LiveWire as of and for the six months ended June 26, 2022 and for the year ended December 31, 2021 is incorporated herein by reference from the Original Report. The unaudited pro forma condensed combined financial information of ABIC and Legacy LiveWire as of and for the nine months ended September 25, 2022 and for the year ended December 31, 2021 is filed as Exhibit 99.7 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.5	Unaudited interim combined financial statements of Legacy LiveWire as of and for the periods ended September 25, 2022 and September 26, 2021.

99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy LiveWire for the three and nine months ended September 25, 2022.

99.7	Unaudited pro forma condensed combined financial information of AEA-Bridges Impact Corp. and Legacy LiveWire as of and for the nine months ended September 25, 2022 and for the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LiveWire Group, Inc.

Date: November 9, 2022	By:	/s/ Tralisa Maraj
	Name:	Tralisa Maraj
	Title:	Chief Financial Officer